U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Holmes Macro Trends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Emerging Europe Fund
China Region Fund
Near-Term Tax Free Fund
U.S. Government Securities Ultra-Short Bond Fund

Investor Class Shares

Supplement dated November 9, 2017, to the Funds' Statement of Additional Information ("SAI") dated May 1, 2017, as supplemented

1.	In the section entitled "Non-Fundamental Investment Restrictions" beginning on page 4 of the SAI, the second paragraph is hereby deleted in its entirety and replaced with the following:

None of the funds will purchase securities on margin, except (i) short-term credits as are necessary for the clearance of transactions, and (ii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin. In addition, the All American Equity Fund, Holmes Macro Trends Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund, and U.S. Government Securities Ultra-Short Bond Fund will not make short sales, except short sales against the box shall not constitute selling securities short.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.